UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC, 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported:   March 16, 2007)

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INNOPHOS HOLDINGS, INC.

(exact  names of registrants as specified on their charters)

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Delaware (states or other jurisdictions of incorporation)	001-33124 (Commission File numbers)	20-1380758 (IRS Employer Identification Nos.)

259 Prospect Plains Road

Cranbury, New Jersey  08512

(Address of Principal Executive Officer, including Zip Code)

(609) 495-2495

(Registrants' Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 8.01 Other Items.

On March 16, 2007, Innophos Holdings, Inc. issued a press release announcing it will be hosting a live conference call to discuss fourth quarter and year end 2006 results.   The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On March 19, 2007, Innophos Holdings, Inc. issued a press release announcing it will be holding its Annual Meeting of  Stockholders on May 24, 2007.   The full text of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibit No.                        Description

99.1                                        Press release dated March 16, 2007 announcing conference call date and time

99.2                                        Press release dated March 19, 2007 announcing date and time of 2007 Annual Meeting of Stockholders

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

                                                                           INNOPHOS HOLDINGS, INC.

Dated:              March 20, 2007                         By /s/ Richard Heyse

                                                                                     Name: Richard Heyse

                                                                                     Title:  Vice President and Chief Executive Officer